UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

SPRUCE POWER HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Lawrence St. Suite 320 Denver CO	80202
(Address of principal executive offices)	(Zip Code)

(866) 903-2399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Spruce Power Holding Corp. held its Annual Meeting of Stockholders on May 25, 2023 (“2023 Annual Meeting”). The following is a brief description of each matter voted upon at the 2023 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter and the number of abstentions and broker non-votes with respect to each matter.

Proposal I – Election of Directors

Nominee	For	Withhold	Broker Non-Vote

Christian Fong	55,497,225	1,858,341	36,548,208
Jonathan Ledecky	40,989,514	16,366,052	36,548,208
Eric Tech	41,291,138	16,064,428	36,548,208

Proposal II – Ratification of Audit Committee’s appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2023:

For	92,994,639
Against	686,223
Abstain	222,912

Proposal III –Advisory vote regarding executive compensation:

For	46,883,312
Against	9,776,641
Abstain	695,613
Broker Non-Vote	36,548,208

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORP.

Date: May 25, 2023	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel

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